                                                                   Exhibit 10.4
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                               SECURITY AGREEMENT


                          Dated as of January 11, 1995


                                     among


                          KCS ENERGY MARKETING, INC.,


                               KCS ENERGY, INC.,


                                      and



                       CANADIAN IMPERIAL BANK OF COMMERCE



===============================================================================

                        SECURITY AGREEMENT


                        TABLE OF CONTENTS

                                                                Page
                                                                ----
ARTICLE I     Definitions ....................................    1
     Section 1.1   Definitions ...............................    1

ARTICLE II    Obligations Secured ............................    2
     Section 2.1   Obligations Secured Hereby ................    2

ARTICLE III   Representations and Warranties; Covenants ......    3
     Section 3.1   Representations and Warranties ............    3
     Section 3.2   Covenants .................................    4
     Section 3.3   Indemnity .................................    8

ARTICLE IV    Assigned Collateral ............................    9
     Section 4.1   Assignment of Assigned Collateral and
                    Agreements ...............................    9
     Section 4.2   Delivery of the Assigned Collateral .......   10
     Section 4.3   Application of Assigned Collateral ........   10
     Section 4.4   Location of Records .......................   10
     Section 4.5   Obligations Absolute; Enforceability by
                    the Lender ...............................   10

ARTICLE V     Default ........................................   11
     Section 5.1   Rights of the Lender upon a Portfolio
                    Event or an Event of Default .............   11

ARTICLE VI    Amendments, Modifications, Waivers and
                Consents .....................................   13
     Section 6.1   Execution of Amendments, etc ..............   13

ARTICLE VII   Miscellaneous ..................................   14
     Section 7.1   Further Assurances ........................   14
     Section 7.2   No Waiver; Cumulative Remedies ............   14
     Section 7.3   Notices, etc. .............................   14
     Section 7.4   Costs and Expenses, etc. ..................   16
     Section 7.5   Lender Appointed Attorney-in-Fact .........   17
     Section 7.6   Termination ...............................   17
     Section 7.7   Governing Law .............................   18
     Section 7.8   Severability of Provisions ................   18
     Section 7.9   Headings ..................................   18
     Section 7.10  Execution in Counterparts .................   18
     Section 7.11  Reinstatement .............................   18
     Section 7.12  Successors and Assigns ....................   19


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Schedule 1.1     - List of Lock-Boxes

Schedule 3.1(h)  - Locations of the Borrower

Exhibit 1.1-L    - Form of Lock-Box Agreement

                              SECURITY AGREEMENT

         SECURITY AGREEMENT dated as of January 11, 1995 among KCS ENERGY MARKETING, INC., a New Jersey corporation (the "Borrower"), KCS Energy, Inc., a Delaware Corporation (the "Guarantor") and CANADIAN IMPERIAL BANK OF COMMERCE (the "Lender") under the Loan Agreement (as hereinafter defined).

                                 WITNESSETH:

         WHEREAS, the Borrower, the Guarantor, Proliq, Inc., a New Jersey corporation ("Proliq"), and the Lender have entered into a Loan Agreement dated as of January 11, 1995 (as the same from time to time may be extended, amended, supplemented, waived or modified and in effect, the "Loan Agreement") providing, among other things, for the commitment of the Lender to make Loans to the Borrower on the terms and conditions set forth in the Loan Agreement and for the Guarantor to guarantee, jointly and severally with Proliq, the obligations of the Borrower under the Loan Agreement; and

         NOW, THEREFORE, in consideration of the premises and in order to induce the Lender to make Loans to the Borrower as provided in the Loan Agreement, the Borrower and the Guarantor agrees with the Lender as follows:

                                  ARTICLE I

                                 Definitions

         Section 1.1 Definitions. As used in this Agreement and unless the context requires a different meaning, capitalized terms used herein and not otherwise defined have the meanings assigned to such terms in the Loan Agreement, and the following terms shall have the following meanings:

         Collection: any amount paid by an Obligor or any other party with respect to a Receivable.

                                  ARTICLE II

                             Obligations Secured

         Section 2.1 Obligations Secured Hereby. This Agreement is made to provide for and secure repayment of the following indebtedness and liabilities of the Borrower (such indebtedness and liabilities being herein called the "Secured Obligations") in the order of priority indicated:

              First, the repayment of all amounts advanced or expended by the Lender for the account of the Borrower hereunder, the payment of all costs and expenses at any time and from time to time incurred by the Lender in connection with the enforcement of this Agreement (including, without limitation, the fees and expenses of counsel employed by the Lender in connection therewith), the payment of all reasonable costs and expenses at any time and from time to time incurred by the Lender in connection with the administration of this Agreement (including, without limitation, the reasonable fees and expenses of counsel employed by the Lender in connection therewith) and the payment of all indemnities and other amounts at any time and from time to time payable hereunder to the Lender by the Borrower, and

              Second, the payment of the Loans and interest with respect thereto, and

              Third, the repayment of all other amounts at any time and from time to time owing by the Borrower to the Lender under or in connection with the Loan Agreement or any other Loan Document, and the payment of all costs and expenses at any time and from time to time incurred by the Lender in connection with the enforcement of or preservation of any right under the Loan Agreement or any such other Loan Document (including, without limitation, the fees and expenses of counsel employed by the Lender in connection therewith), and the payment of all reasonable costs and expenses at any time and from time to time incurred by the Lender in connection with the administration of the Loan Agreement or any such other Loan Document (including, without limitation, the reasonable fees and expenses of counsel employed by the Lender in



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         connection therewith) and any other costs and expenses payable by the
         Borrower under or in connection with the Loan Agreement or any such other Loan Document, and the payment of all indemnities and other amounts at any time and from time to time payable thereunder or in connection therewith.

                                 ARTICLE III

                  Representations and Warranties; Covenants

         Section 3.1 Representations and Warranties. (a) Each of the Borrower and the Guarantor reaffirms and repeats its representations and warranties contained in the Loan Agreement and agrees that the Lender may rely on such representations and warranties as though set forth herein in full.

         (b) The Borrower and the Guarantor jointly and severally represent and warrant to the Lender on the date hereof, and on each date prior to the termination of this Agreement in accordance with the provisions of Section 7.6 hereof, that:

              (i) Fully executed Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings containing a description of the Assigned Collateral have been filed of record in every governmental, municipal or other office in every jurisdiction in which filings are necessary to publish notice of and protect the validity of and to establish a valid and perfected security interest in favor of the Lender in respect of the Assigned Collateral, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements.

             (ii) The security interest in favor of the Lender constitutes a valid, legal and perfected first priority security interest in all the Assigned Collateral securing the payment and performance of the Secured Obligations.





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            (iii) (A) No financing statement listing the Borrower or any Trade
         Name of the Borrower as debtor (other than any which may have been filed for the benefit of the Lender) covering any of the Assigned Collateral is on file in any public office; and (B) the Borrower is and will be the lawful owner of, and has and will have good and marketable title to, all Assigned Collateral, free and clear of all Liens except for the Lien and security interest granted pursuant hereto in favor of the Lender.

             (iv) The Borrower has not previously created any security interest in the Assigned Collateral or any part thereof.

              (v) This Agreement has been duly authorized, executed and delivered by the Borrower and the Guarantor and constitutes a legal, valid and binding obligation of the Borrower and the Guarantor, enforceable against the Borrower and the Guarantor in accordance with its terms.

             (vi) The Borrower has valid rights in and good title to the Assigned Collateral and has full corporate power and authority to grant to the Lender the security interest in the Assigned Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person.

            (vii) Schedule 3.1(h) hereto sets forth (A) the location of the chief executive office of the Borrower, (B) all other places of business of the Borrower, and (C) all Trade Names used by the Borrower and the jurisdictions in which such Trade Names are so used.

         Section 3.2 Covenants. (a) Each of the Borrower and the Guarantor shall comply fully with the provisions of the Loan Agreement and this Agreement and the other Loan Documents to which it is a party and punctually perform its obligations hereunder and thereunder.

         (b) Each of the Borrower and the Guarantor covenants and agrees with the Lender that from and after the




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date hereof and so long as this Agreement shall remain in effect that:

              (i) The Borrower shall comply, in all material respects, with all Applicable Laws, and directions of any Governmental Authority applicable to the Assigned Collateral or any part thereof.

             (ii) The Borrower will not create, permit or suffer to exist, and will defend the Assigned Collateral against, and take such other actions as are necessary to remove, any Lien, claim or right in, to or on the Assigned Collateral, and will defend the right, title and interest of the Lender in and to the Assigned Collateral against the claims and demands of all Persons whomsoever, other than the Liens created hereby.

            (iii) The Borrower will take such further action as the Lender may deem necessary or appropriate from time to time to protect, perfect and maintain the Lender's security interest in the Assigned Collateral and the priority thereof and to deliver promptly to the Lender all originals of the Assigned Collateral or proceeds thereof consisting of chattel paper or instruments. Without limiting the foregoing, the Borrower (A) agrees to cause the recordation of any necessary assignments in the appropriate recording office of each relevant jurisdiction, and (B) agrees that in the event the Assigned Collateral is ever evidenced by an "instrument" or "chattel paper" as each such term is defined in Article 9 of the Uniform Commercial Code as in effect in the State of New York or, to the extent applicable, such other jurisdiction (hereinafter referred to as the "UCC"), the Borrower shall forthwith deliver, or will cause to be delivered, such instruments or chattel paper, bearing all necessary endorsements to the Lender, in a manner satisfactory to the Lender.

             (iv) The Borrower shall keep and maintain at its own cost and expense satisfactory and complete records of the Assigned Collateral and provide the Lender with such records and such reports and information relating to the Assigned Collateral as the Lender may reasonably request from time to time.



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              (v) The Borrower shall not surrender or lose possession of, sell, encumber, or otherwise dispose of or transfer, any Assigned Collateral or right or interest therein, other than to the Lender.

             (vi) The Borrower shall, at all times, upon the reasonable request of the Lender, account fully for and promptly deliver to the Lender, in the form received, all Assigned Collateral or proceeds thereof received by the Borrower, endorsed to the Lender as appropriate and accompanied by such assignments and powers, duly executed, as the Lender shall reasonably request, and until so delivered, shall keep all Assigned Collateral separate from all other property of the Borrower and identified on the records of the Borrower as the property pledged to the Lender under this Agreement.

            (vii) The Borrower will allow the Lender and such representatives as the Lender may reasonably designate, at reasonable times during normal business hours and as often as reasonably requested upon at least 24 hours notice to the Borrower, to inspect the Assigned Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Assigned Collateral is located, to discuss the Borrower's affairs with the officers of the Borrower and the Borrower's independent accountants and to verify under such procedures as the Lender shall deem appropriate the validity, amount, quality, quantity, value and condition of, or any other matter relating to, the Assigned Collateral, including, in the case of accounts receivable or Assigned Collateral in the possession of any third person, by contacting the related account debtors or the third person possessing such Assigned Collateral for the purpose of making such a verification.

           (viii) The Borrower agrees to promptly notify the Lender of any change (A) in its corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties or (B) in the location of its chief executive office, its principal place of business,



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         any office in which it maintains records relating to Assigned
         Collateral owned by it or the offices or facilities at which Assigned Collateral owned by it is located (including the establishment of any such new office or facility). The Borrower agrees not to effect or permit any change referred to in the preceding sentence unless all filings under the Uniform Commercial Code or otherwise which are required in order for the Lender to continue at all times following such change to have a valid and perfected first priority security interest in all the Assigned Collateral have been made. The Borrower agrees promptly to notify the Lender if any material portion of the Assigned Collateral is damaged or destroyed.

             (ix) The Borrower will, at the request of the Lender, place on all chattel paper and instruments, if any, which are part of the Assigned Collateral, and each of its records pertaining thereto, a legend, in form and content satisfactory to the Lender, indicating that such Assigned Collateral has been assigned to the Lender.

              (x) The Borrower will manage or cause to be managed its assets constituting the Assigned Collateral pledged under this Agreement in accordance with its normal business practices and in the same manner as it would if the Assigned Collateral was not assigned to the Lender under this Agreement. Neither the Borrower nor any agent of the Borrower may, without the prior written consent of the Lender, make any modification or take any action with respect to any Assigned Collateral that could have a material adverse effect on the Lender's rights as secured party under this Agreement.

             (xi) The Borrower will pay (or require to be paid), prior to their becoming delinquent, all taxes, assessments, insurance premiums, charges, encumbrances and liens now or hereafter imposed upon or affecting any Assigned Collateral.

            (xii) From and after the date of this Agreement, the Borrower agrees to notify and direct promptly each Obligor to make all payments on Receivables to a Lock-Box. The Borrower shall



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         cause each Obligor to make all payments with respect to accounts and inventory directly to such Lock-Box. In the event that the Borrower or any of its subsidiaries or affiliates receives a payment on account of a Receivable, the Borrower shall, or shall cause such subsidiary or affiliate to, deposit such payment in a Lock-Box no later than the Business Day following the day on which such payment is received by the Borrower or such subsidiary or affiliate.

           (xiii) The Borrower shall not, and shall not permit a Lock-Box Bank to, amend, supplement, modify or waive any term in any Lock-Box Agreement, nor shall the Borrower request the waiver of any provision thereof, with respect to the disposition of Collections deposited into a Lock-Box without the prior written consent of the Lender, which consent shall not be unreasonably withheld or delayed. The Borrower shall not add or terminate any bank as a Lock-Box Bank, or make any change in its instructions to Obligors regarding payments to be made to the Borrower or payments to be made to any Lock-Box Bank, unless the Lender shall have received notice of such addition, termination or change and, with respect to the addition of any Lock-Box Bank, a Lock-Box Agreement as the case may be, executed by the Borrower, the Lender and such Lock-Box Bank shall have been delivered to the Lender.

         Section 3.3 Indemnity. The Borrower hereby agrees to indemnify the Lender and hold the Lender harmless with respect to any and all losses, costs, claims, damages, penalties, causes of action, suits, judgments, liabilities and expenses (including, without limitation, attorneys' fees and expenses) incurred or suffered by the Lender arising out of or resulting from (i) the failure to be true or to continue to be true any of the representations or warranties, or the failure of the Borrower to comply with any of the covenants, in this Article III or elsewhere in this Agreement and (ii) the assignment and security interest granted hereby, including, without limitation, the costs, expenses and disbursements (including attorneys' fees and expenses) incurred or suffered by the Lender in enforcing, preserving or collecting under the security interest granted hereby. The obligations of the Borrower under this Section 3.3 shall survive the termination of this Agreement and the



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discharge of the Secured Obligations hereunder and shall also survive the termination of the Loan Agreement.

                                  ARTICLE IV

                             Assigned Collateral

         Section 4.1 Assignment of Assigned Collateral and Agreements. In order to secure and to provide for the repayment of the Secured Obligations, the Borrower hereby assigns, conveys, transfers, delivers and sets over unto the Lender, and hereby grants to the Lender, a security interest in all of the Borrower's right, title and interest in the following assets (whether now existing or hereafter arising) which are from time to time subjected to the Lien of this Agreement by delivery thereof to the Lender or otherwise (all of the following indicated in (i) through (vii) being referred to as the "Assigned Collateral"):

              (i) all Receivables, including, without limitation, any interest of the Borrower in any letter of credit, guarantee, claim, security interest or other security held by or granted to the Borrower to secure payment by an Obligor (whether now existing or hereafter arising);

             (ii) all chattel paper (as such term is defined in Section 9-105(b) of the UCC) and instruments (as such term is defined in Section 9-105(i) of the UCC) relating to the right to payment for goods sold or leased or for services rendered, whether or not it has been earned by performance;

            (iii) all contracts relating to the accounts or chattel paper and all monies due and to become due thereunder;

             (iv) all instruments, files, records, ledger sheets and documents covering or relating to any of the foregoing;

              (v) any and all proceeds of or distributions with respect to the foregoing, including, without limitation, any guarantees thereon or security interests taken with respect thereto and any contractual or other rights arising from any disposition of the foregoing;



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             (vi)  all Lock-Boxes of the Borrower set forth on Schedule 1.1; and

            (vii) all rights and privileges of the Borrower with respect to the foregoing.

         Section 4.2 Delivery of the Assigned Collateral. The Borrower will not take any action to cause the Assigned Collateral delivered to the Lender pursuant to this Agreement to be removed from the possession of the Lender, to revert to the Borrower or any interest therein to be assigned to any other Person.

         Section 4.3 Application of Assigned Collateral. Upon the occurrence of a Portfolio Event or an Event of Default, the Lender may apply the Assigned Collateral and the proceeds thereof to the payment or repayment in full of all accrued and unpaid Secured Obligations, in the order of priority specified in
Section 2.1 hereof.

         Section 4.4 Location of Records. The Borrower hereby covenants and agrees that its chief place of business and chief executive office, and the place where its records pertaining to the Assigned Collateral will be kept, shall at all times be located in the County of Harris, the State of Texas.

         Section 4.5 Obligations Absolute; Enforceability by the Lender. Each of the Borrower and the Guarantor hereby acknowledges that its obligations under this Agreement are and shall be absolute and unconditional under any and all circumstances, including, without limitation, the following circumstances: (a) any amendment, modification, supplement or waiver of or to any provision of the Loan Agreement, this Agreement or any other Loan Document, or the illegality, invalidity, irregularity or unenforceability of the Loan Agreement, this Agreement, any other Loan Document, or any Loans made to the Borrower, or (b) the breach or falsity (whether or not material) of any representation or warranty on the part of the Lender contained or reaffirmed and repeated in this Agreement, the Loan Agreement, any other Loan Document, or otherwise made to the Lender under or in connection with any of the foregoing, or (c) any failure on the part of the Lender to perform or observe any term, covenant or agreement on its part to be performed or observed under the Loan Agreement, this Agreement, any other Loan Document or any other



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







agreement, instrument or document delivered in connection with any of the foregoing, or (d) the existence of any setoff, counterclaim, recoupment, defense or other right or claim which the Borrower or the Guarantor may at any time have or have had against the Lender, or (e) the dissolution, bankruptcy, insolvency or reorganization of the Borrower or the Guarantor or the appointment of a receiver, trustee, custodian or liquidator for any of the Borrower's or the Guarantor's assets, including without limitation, the Borrower's interest in the Assigned Collateral, or (f) the existence of any law, rule, regulation, order, writ, judgment, decree, determination or award purporting in any manner to affect the Loan Agreement, this Agreement, any other Loan Document or any other agreement, instrument or document executed and delivered pursuant to or in connection with any of the foregoing, the Loans made to the Borrower, or any obligation of the Borrower under the Loan Agreement, this Agreement, any other Loan Document or any related document, or (g) any other circumstances whatsoever which would otherwise constitute an excuse for nonperformance by the Borrower of its obligations hereunder, whether similar or dissimilar to any of the circumstances specified in clauses (a) through (f) above.

                                  ARTICLE V

                                   Default

         Section 5.1 Rights of the Lender upon a Portfolio Event or an Event of Default. (a) Upon the occurrence of a Portfolio Event (except for (viii) below) or an Event of Default, the Lender shall have the right, as the true and lawful agent of the Borrower, with power of substitution for the Borrower and in the Borrower's name, the Lender's name or otherwise, for the use and benefit of the Lender (i) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Assigned Collateral or any part thereof; (ii) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of, the Assigned Collateral; (iii) to sign the name of the Borrower on any invoice or bill of lading relating to any of the Assigned Collateral; (iv) to send verifications of Receivables to any Obligor thereon; (v) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Assigned Collateral or to enforce any rights in respect of any



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







Assigned Collateral; (vi) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Assigned Collateral;
(vii) to notify, or to require the Borrower to notify, each Obligor to make payment in respect of the Receivables directly to the Lender; and (viii) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Assigned Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Lender were the absolute owner of the Assigned Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Lender to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Lender, or to present or file any claim or notice, or to take any action with respect to the Assigned Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Lender with respect to the Assigned Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Borrower or to any claim or action against the Lender. It is understood and agreed that the appointment of the Lender as the agent of the Borrower for the purposes set forth above is coupled with an interest and is irrevocable. The provisions of this Section 5.1 shall in no event relieve the Borrower of any of its obligations hereunder or under any of the other Loan Documents to which it is a party with respect to the Assigned Collateral or any part thereof or impose any obligation on the Lender to proceed in any particular manner with respect to the Assigned Collateral or any part thereof, or in any way limit the exercise by the Lender, of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder, under the Loan Agreement or by law or otherwise.

         (b) Upon the occurrence of a Portfolio Event or an Event of Default, the Lender shall have the right, as the true and lawful agent of the Borrower and in the Borrower's name, the Lender's name or otherwise, for the use and benefit of the Lender, to take control of the Lock-Boxes (by delivery to the Lock-Box Banks of notices in substantially the forms attached to the Lock-Box Agreement).

         (c) Upon the occurrence of an Event of Default, the Borrower agrees that the Lender shall have the right, at the same or different times, with or without legal process and



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

with or without previous notice or demand for performance, to take possession of the Assigned Collateral and without liability for trespass to enter any premises where the Assigned Collateral may be located for the purpose of taking possession of or removing the Assigned Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other Applicable Law, including the liquidation or other disposition of the Assigned Collateral or any part thereof.

         (d) Upon the occurrence of an a Portfolio Event or Event of Default, the Borrower shall, upon the request of the Lender, transfer to the Lender all records, correspondence and documents (including computer software) requested by the Lender and to permit the Lender to have access to, and to copy, all software used by the Lender in the collection, administration or monitoring of the Receivables. The Borrower shall, in connection with the foregoing, transfer to the Lender all of the Borrower's rights in and to each license with respect to such software.

                                  ARTICLE VI

                          Amendments, Modifications,
                             Waivers and Consents

         Section 6.1 Execution of Amendments, etc. No amendment, modification, supplement, termination or waiver of or to any provision of this Agreement, nor any consent to any departure by the Borrower or the Guarantor from any provision of this Agreement, shall be effective unless the same shall be in writing and signed on behalf of the Lender, the Borrower and the Guarantor. Any waiver of any provision of this Agreement, and any consent to any departure by the Borrower or the Guarantor from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand upon the Borrower or the Guarantor in any instance hereunder shall entitle the Borrower or the Guarantor to any other or further notice or demand in similar or other circumstances.










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                                 ARTICLE VII

                                Miscellaneous

         Section 7.1 Further Assurances. Each of the Borrower and the Guarantor agrees that it will join with the Lender in executing and, at its own expense, recording, filing and refiling, or permit the Lender to record, file and refile, such assignments, financing statements, continuation statements and other documents (including this Agreement) in such offices as the Lender may deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the rights and interests granted to the Lender hereby, and hereby authorizes the Lender to file financing statements and amendments thereto and continuation statements relative to all or any part thereof without the signature of the Borrower where permitted by law, and agrees to do such further acts and things, and to execute and deliver to the Lender such additional assignments, agreements, powers and instruments, as the Lender reasonably determines to be necessary to carry into effect the purposes of this Agreement or to better assure and confirm unto the Lender its rights, powers and remedies hereunder. Each of the Borrower and the Guarantor further agrees that it will deliver or cause to be delivered to the Lender all instruments, certificates or registrations of transfer as the Lender may deem necessary or appropriate and wherever required or permitted by law, in order to perfect and preserve the rights and interests granted to the Lender hereby in that Assigned Collateral which the Borrower must possess to have a valid and perfected first lien security interest.

         Section 7.2 No Waiver; Cumulative Remedies. No failure on the part of the Lender to exercise, and no delay on the part of the Lender in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Lender preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies that may be available to the Lender, whether at law, in equity or otherwise.

         Section 7.3 Notices, etc. Except where telephonic (which shall be confirmed in writing promptly) instructions or notices are authorized herein to be given, all notices, demands, instructions and other communications required or permitted to be given under this Agreement shall be in writing and shall be personally delivered or sent by registered, certified or express mail, postage prepaid, return receipt requested, or by, facsimile or telegram (with messenger delivery specified in the case of a telegram), and shall be deemed to be given for purposes of this Agreement on the date on which such writing is delivered or sent to the intended recipient thereof in accordance with the provisions of this
Section 7.3 (except that any notice sent by registered or certified mail shall be deemed to have been given on the fifth Business Day after such notice is deposited for delivery in the United States mail). Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this
Section 7.3, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective facsimile numbers) indicated below, and, in the case of telephonic instructions or notices, by calling the telephone number or numbers indicated for such party below:

         (a)  with respect to the Borrower:

              KCS Energy Marketing, Inc.
              379 Thornall Street
              Edison, New Jersey 08837
              Attention:  Kathryn M. Kinnamon
                          Assistant Treasurer
              Telephone:  (908) 632-1770
              Facsimile:  (908) 603-8960

              with a copy to:

              Orloff, Lowenbach, Stifelman & Siegel, P.A.
              101 Eisenhower Parkway
              Roseland, New Jersey 07068
              Attention:  Ralph M. Lowenbach, Esq.
              Telephone:  (201) 622-6200
              Facsimile:  (201) 622-3073

         (b)  with respect to the Guarantor:

              KCS Energy, Inc.
              379 Thornall Street
              Edison, New Jersey 08837
              Attention:  Henry A. Jurand
                          Vice President, Treasurer
                          and Secretary
              Telephone: (908) 632-1770
              Facsimile: (908) 603-8960

              with a copy to:

              Orloff, Lowenbach, Stifelman & Siegel, P.A.
              101 Eisenhower Parkway
              Roseland, New Jersey 07068
              Attention:  Ralph M. Lowenbach, Esq.
              Telephone:  (201) 622-6200
              Facsimile:  (201) 622-3073


         (c)  with respect to the Lender:

              Canadian Imperial Bank of Commerce
              425 Lexington Avenue
              New York, New York 10017
              Attention:  Asset Securitization Group
              Telephone:  (212) 856-3850
              Facsimile:  (212) 856-3643

         Any party may designate a different or additional address for the delivery of notices by providing notice thereof to the other party. Except as provided to the contrary above, all notices, demands, and other communications shall be effective upon personal delivery or upon the date of receipt by the addressee as shown on the return receipt. Rejection or other refusal to accept notices, demands, or other communications which are rejected or acceptance of which is refused shall be deemed to be effective upon the date on which the same were rejected or refused.

         Section 7.4 Costs and Expenses, etc. The Borrower hereby agrees to reimburse the Lender, on demand, for all costs and expenses incurred by the Lender in connection with the administration and enforcement of this Agreement and agrees to indemnify and hold harmless the Lender from and against any and all losses, costs, claims, damages, penalties, causes of action, suits, judgments, liabilities and expenses (including, without limitation, attorneys' fees and expenses) incurred by the Lender hereunder or in connection herewith, unless such liability shall be due to willful misconduct or gross negligence on the part of the Lender. If the Borrower or the Guarantor shall fail to do any act or thing which it has covenanted to do hereunder or any representation or warranty on its part contained herein or repeated and reaffirmed herein shall be breached, the Lender may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may expend its funds for such purpose. Any and all amounts so expended by the Lender shall be repayable to it by the Borrower upon the Lender's demand therefor. The obligations of the Borrower under this Section 7.4 shall survive the termination of this Agreement, the resignation of the Lender, and the discharge of the other obligations of the Borrower and the Guarantor hereunder and shall also survive the termination of the Loan Agreement.

         Section 7.5 Lender Appointed Attorney-in-Fact. Until all Secured Obligations are paid, the Borrower hereby appoints the Lender its attorney-in-fact, with full power of substitution, for the purpose of taking such action and executing agreements, instruments and other documents, in the name of the Borrower, as the Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment is coupled with an interest and is irrevocable; provided, however, that the Lender shall not take any of the foregoing actions until the occurrence of an Event of Default.

         Section 7.6 Termination. Subject to Section 7.11, this Agreement and the assignments, pledges and security interests created or granted hereby shall terminate when (a) all Secured Obligations shall have been fully paid and satisfied, (b) the commitments and obligations of the Lender under the Loan Agreement and related documents have terminated, (c) all obligations of the Borrower, Proliq and the Guarantor due and owing under or in respect of the Loan Agreement shall have been satisfied and fully paid, and (d) the Lender receives a certificate from the Borrower, Proliq and the Guarantor certifying as to the matters in clauses (a) through (c) above, at which time the Lender shall reassign, without recourse upon, or any warranty whatsoever by, the Lender, and deliver to the Borrower, all Assigned Collateral and documents then in the custody or possession of the Lender and, if requested by the Borrower, shall execute and deliver to the Borrower for recording or filing in each office in which any assignment or financing statement relative to the Assigned Collateral or the agreements relating thereto or any part thereof, shall have been filed or recorded, a termination statement or release under Applicable Law releasing the Lender's interest therein, and such other documents and instruments as the Borrower may reasonably request, all without recourse upon or warranty whatsoever by, the Lender, and at the cost and expense of the Borrower.

         Section 7.7 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         Section 7.8 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 7.9 Headings. Article and Section headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

         Section 7.10 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, when taken together, shall constitute one and the same Agreement.

         Section 7.11 Reinstatement. This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time any amount received by the Lender in respect of the Assigned Collateral is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or the appointment of an intervenor or conservator of, or trustee or similar officer for, the Borrower or any substantial part of its respective properties, or otherwise, all as though such payment had not been made.

         Section 7.12 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Guarantor and the Lender and their respective successors and assigns except that the Borrower may not assign or transfer to any other Person or have assumed by any other Person (by operation of law or otherwise) all or any part of its rights or obligations hereunder without the prior written consent of the Lender. Each of the Borrower and the Guarantor expressly agree that this Agreement shall be for the benefit of the Lender and their respective successors and assigns. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and the parties to the Loan Agreement and each of their respective successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                      KCS ENERGY MARKETING, INC.


                      BY
                        ----------------------------------
                        Authorized Signatory


                      KCS ENERGY, INC.


                      By
                        ----------------------------------
                        Authorized Signatory


                      CANADIAN IMPERIAL BANK OF COMMERCE,
                        as Lender


                      By
                        ----------------------------------
                        Authorized Signatory

                                                                 Schedule 1.1
                                                                    to the
                                                              Security Agreement

                    List of Lock-Boxes


                                       Address of Lock-Box
    Lock-Box Address                   Bank and Account No.

1.  KCS Energy Marketing, Inc.       First Fidelity Bank, N.A.
    P.O. Box 18032                   570 Broad Street, A57005
    Newark, New Jersey 07191         Newark, New Jersey 07102
                                     Account No. 81305-187-33

2.  KCS Energy Management            First Fidelity Bank, N.A.
      Services, Inc.                 570 Broad Street, A57005
    P.O. Box 18309                   Newark, New Jersey 07102
    Newark, New Jersey 07191         Account No. 300-027346-0

                                                              Schedule 3.1(h)
                                                                   to the
                                                             Security Agreement


                  Locations and Trade Names of the Borrower


Corporate Headquarters

1800 West Loop South
14th Floor
Houston, Texas  77027

Corporate Offices

379 Thornall Street
Edison, New Jersey   08837

Suite 210, Cathedral Park Tower
37 Franklin Street
Buffalo, New York   14202

14 Ruth Place
Belle Vernon, Pennsylvania   15012

Trade Names

The Borrower is registered to use the name "KCS Energy Management Services, Inc." for the transaction of business in the State of New Jersey.

                                                                EXHIBIT 1.1-L
                                                                    to the
                                                              Security Agreement


                         [Form of Lock-Box Agreement]

                                                                __________, 19__


[Name of Lock-Box Bank]
[Address]


Gentlemen:

         We refer to lock-box account[s] no.[s]. __________ maintained with you (the "Lock-Box Account[s]") by us, KCS Energy Marketing, Inc. ("KCS"). We have entered into certain agreements with Canadian Imperial Bank of Commerce ("CIBC"), which require the execution and delivery of this agreement by you.

         By signing this agreement, you agree that on and after delivery to you of a letter in the form of Attachment A hereto (the "Letter"), the Lock-Box Account[s] shall, on the terms provided herein, be maintained by you for the benefit of, and the amounts from time to time therein held by you as agent for, CIBC under the Security Agreement dated as of January 11, 1995 among KCS Energy, Inc. (the "Guarantor"), KCS and CIBC, as Lender (the "Lender") under the Loan Agreement dated as of January 11, 1995 among the Guarantor, KCS, Proliq, Inc and the Lender. Until the time of delivery of the Letter, the Lock-Box Account[s] are to be processed in accordance with the standard procedures currently in effect. All customary service charges and fees with respect to the Lock-Box Account[s] shall be payable by KCS as currently arranged or, after delivery of the Letter to you, by debit to the Lock-Box Account[s] as described below.

         Upon delivery to you of the Letter, the Lock-Box Account[s] shall be under the sole dominion and control of the Lender and all instructions thereafter regarding the Lock-Box Account shall be delivered only by the Lender.

         Instructions from the Lender may include, but shall not be limited to:

         (a) Notice of the establishment of a concentration account into which all moneys collected in the Lock-Box Account[s] shall thereafter be transferred. Such transfers will be in accordance with your availability of funds procedures applicable to KCS and will encompass all collected deposits less any deductions for returned items. Transfers between the Lock-Box Account[s] and the concentration account may be carried out using either Fed wire transfers or ACH (Automated Clearing House) entries.

         (b) A requirement that duplicate monthly bank statements for the Lock-Box Account[s] and the concentration account be mailed directly to an address specified by the Lender.

         By signing this agreement, you agree that you shall not make any charges or debits to the Lock-Box Account[s], or exercise any right of set-off or banker's lien with respect thereto except as provided herein. KCS and the Lender agree that you may debit the Lock-Box Account[s] for any items deposited in the Lock-Box Account[s] which may be returned or otherwise not collected, and, after delivery to you of the Letter, for your standard and customary fees in connection with the maintenance of the Lock-Box Account[s].

         Any notice provided for in this agreement may be personally delivered, sent by facsimile or United States mail, certified return receipt requested, to the address or facsimile number set forth under the signature to this agreement of the party to be notified (or to such other address or facsimile number as shall be designated in writing by such party to all other parties to this agreement). All notices shall be effective upon receipt.

         You may terminate this agreement only upon thirty days' prior written notice to that effect to KCS and the Lender. After such termination, incoming mail addressed to any closed lock-box(es) shall be forwarded in accordance with KCS's instructions, if terminated prior to the delivery to you of the Letter, otherwise with the Lender's instructions. This agreement may also be terminated upon written notice to you by the Lender. Except as otherwise provided in this paragraph, this agreement may not be terminated or amended without the prior written consent of the Lender.

         This agreement shall inure to the benefit of and shall be binding upon the respective successors and assigns of the parties hereto, but it may not be assigned in whole or in part by any party without the prior written consent of the other parties.

                               Very truly yours,

                               KCS ENERGY MARKETING, INC.


                               By:
                                  ---------------------------------------------
                                  Title:
                                        ---------------------------------------
                                  Address:
                                          -------------------------------------
                                  Facsimile:
                                            -----------------------------------
Agreed to:

CANADIAN IMPERIAL BANK OF COMMERCE, as
   Lender


By:
   ----------------------------------
   Title:
         ----------------------------
   Address:  425 Lexington Avenue
             New York, New York 10017
   Facsimile:  (212) 856-3643


[LOCK-BOX BANK]


By:
   ----------------------------------
   Title:
         ----------------------------
   Address:
           --------------------------
   Facsimile:
             ------------------------

                                                                 Attachment A
                                                                  to Form of
                                                              Lock-Box Agreement

                       Form of Notice to Lock-Box Bank

                                                                _________, 19 __

[Name of Lock-Box Bank]
[Address]

Gentlemen:

         Pursuant to that certain letter agreement among us and KCS Energy Marketing, Inc. ("KCS"), dated ___________, 1994 (the "Agreement"), we hereby notify you that KCS has transferred exclusive ownership and control of its lock-box account[s] no[s]. __________ maintained with you (the "Lock-Box Account[s]") to Canadian Imperial Bank of Commerce ("CIBC"), under the Security Agreement dated as of January 11, 1995 among KCS, KCS Energy, Inc. and CIBC, as Lender (the "Lender") and under the Loan Agreement dated as of January 11, 1995 among KCS, KCS Energy, Inc., Proliq, Inc. and the Lender.

         By signing the Agreement, KCS has agreed that, pursuant to the terms of the Agreement, the Lender shall be irrevocably entitled to exercise any and all rights in respect of or in connection with the Lock-Box Account[s], including, without limitation, the right to specify when payments are to be made out of or in connection with the Lock-Box Account[s].

                             Very truly yours,

                             CANADIAN IMPERIAL BANK OF COMMERCE,
                               as Lender


                             By:
                                ----------------------------------
                                Title:
                                      ----------------------------
                                Address:  425 Lexington Avenue
                                          New York, New York 10017